Exhibit 99.2

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Third Quarter 2010 Financial Teleconference

October 29, 2010

EDISON INTERNATIONAL®

Leading the Way in Electricity SM

Forward-Looking Statements

Statements contained in this presentation about future performance, including, without limitation, earnings, asset and rate base growth, load growth, capital investments, and other statements that are not purely historical, are forward-looking statements. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. These forward-looking statements represent our expectations only as of the date of this presentation, and Edison International assumes no duty to update them to reflect new information, events or circumstances. Important factors that could cause different results are discussed under the headings “Risk Factors,” and “Management’s Discussion and Analysis” in Edison International’s 2009 Form 10-K, most recent Form 10-Q and other reports filed with the Securities and Exchange Commission, which are available on our website: www.edisoninvestor.com. These filings also provide additional information on historical and other factual data contained in this presentation.

October 29, 2010

EDISON INTERNATIONAL®

1

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Third Quarter Earnings Summary

Q3 09 Q3 10 Variance

Core EPS1

SCE $0.92 $1.08 $0.16

EMG 0.19 0.37 0.18

EIX parent company (0.02) 0.01 0.03

and other

Core EPS $1.09 $1.46 $0.37

Non-Core Items

SCE $0.14 $0.13 $(0.01)

EMG — (0.03) (0.03)

EIX parent company

and other

Total Non-Core $0.14 $0.10 $(0.04)

Basic EPS $1.23 $1.56 $0.33

Diluted EPS $1.22 $1.56 $0.34

Core Earnings1

($ millions)

$477 $358

Q3 09 Q3 10

Core EPS1

$1.46 $1.09

Q3 09 Q3 10

GAAP Earnings

($ millions)

$510 $403

Q3 09 Q3 10

Basic EPS

$1.56 $1.23

Q3 09 Q3 10

1 See Earnings Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix. The impact of participating securities is included in EIX parent company and other and was zero for the quarter ended September 30, 2010 and $(0.01) per share for the quarter ended September 30, 2009.

October 29, 2010

2

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SCE Third Quarter Highlights

EPS Q3 09 Q3 10 Variance

Core1 $0.92 $1.08 $0.16

Non-Core Items 0.14 0.13 (0.01)

Basic EPS

attributable to SCE1 $1.06 $1.21 $0.15

Key Core Earnings Drivers

Higher operating revenue $0.17

• Rate base growth

• Operating revenue and other

Higher operating expense (0.04)

Higher depreciation (0.04)

Higher AFUDC 0.05

Income taxes and other 0.02

Total $0.16

Recent Developments

• Receipt of the final interest determination from the California Franchise Tax Board related to Global Settlement resulted in a $42 million non-core benefit

• In October 2010, SCE began the process of installing the final two steam generators at San Onofre Unit 3 which are expected to be placed in service in early 2011

• $500 million 30-year bond financing at 4.5% coupon rate and remarketed $100 million of 4.5% pollution control bonds due in 2029

• Small Business Jobs Act of 2010 extended the 50% bonus depreciation provision for an additional year — SCE expects additional $250 million to $300 million in cash flow benefits, primarily in 2010

1 See Use of Non-GAAP Financial Measures in Appendix and Third Quarter Earnings Summary slide for reconciliation of core earnings per share to basic earnings per share.

October 29, 2010 3 EDISON INTERNATIONAL®

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EMG Third Quarter Highlights

EPS Q3 09 Q3 10 Variance

Core1 $0.19 $0.37 $0.18

Non-Core Items — (0.03) (0.03)

Basic EPS

attributable to EMG1 $0.19 $0.34 $0.15

Key Core Earnings Drivers

Merchant coal2 $0.14

Renewable projects 0.02

EMMT—trading 0.03

Natural gas projects 0.01

Edison Capital (0.02)

Total $0.18

Recent Developments

• Settled Mitsubishi wind turbine dispute

• Community Wind North (MN) 30 MW wind project moved into construction

• Pinnacle (WV) 55 MW wind project moved to construction pending

• Small Business Jobs Act of 2010 extended the 50% bonus depreciation provision for an additional year — EMG expects additional $70 million to $100 million in cash flow benefits for the 2010 tax year

1 See Use of Non-GAAP Financial Measures in Appendix and Third Quarter Earnings Summary slide for reconciliation of core earnings per share to basic earnings per share.

2	Includes impact of unrealized gains of $0.01 per share in 2009 and unrealized losses of $0.02 per share in 2010.

October 29, 2010 4 EDISON INTERNATIONAL®

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Year-to-Date Earnings Summary

YTD 09 YTD 10 Variance

Core EPS1

SCE $2.17 $2.45 $0.28

EMG 0.55 0.49 (0.06)

EIX parent company (0.06) (0.04) 0.02

and other

Core EPS $2.66 $2.90 $0.24

Non-Core Items

SCE $1.06 $0.18 $(0.88)

EMG (1.93) 0.17 2.10

EIX parent company 0.15 0.08 (0.07)

and other

Total Non-Core $(0.72) $0.43 $1.15

Basic EPS $1.94 $3.33 $1.39

Diluted EPS $1.94 $3.31 $1.37

Core Earnings1

($ millions)

$950 $870

YTD 09 YTD 10

Core EPS1

$2.90 $2.66

YTD 09 YTD 10

GAAP Earnings

($ millions)

$1,090

$637

YTD 09 YTD 10

Basic EPS

$3.33

$1.94

YTD 09 YTD 10

1 See Earnings Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix. The impact of participating securities is included in EIX parent company and other and was $(0.01) per share for the year-to-date period ended September 30, 2010 and $(0.01) per share for the year-to-date period ended September 30, 2009.

October 29, 2010 5 EDISON INTERNATIONAL®

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Midwest Generation (Illinois)

Operational Statistics

Q3 09 Q3 10 YTD 09 YTD 10

• Total Generation (GWh) 8,272 8,449 21,722 22,091

• Forced Outage Rate 5.3% 5.4% 6.0% 6.9%

• Capacity Factor 68.6% 70.0% 60.7% 61.7%

• Equivalent Availability 90.1% 91.7% 83.8% 79.4%

• Load Factor 76.1% 76.4% 72.4% 77.8%

5,471 MW – Six mid-merit facilities Utilizes Powder River Basin (PRB) coal Rail under contract through 2011

All-in Average Realized Prices1,3

$51.44 $49.32 $49.30

$44.61

$25.04 $33.36 $30.50 $31.89

$19.57 $18.08 $18.82 $17.41

Q3 09 Q3 10 YTD 09 YTD 10

Average realized gross margin ($/MWh)2 Average realized fuel cost ($/MWh)3

1	Includes the price of energy, capacity, ancillary services, etc.
2	Average realized gross margin is equal to all-in average realized price less average fuel and emission costs.
3	See Other Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix.

October 29, 2010 6 EDISON INTERNATIONAL®

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Homer City (Pennsylvania)

Operational Statistics

Q3 09 Q3 10 YTD 09 YTD 10

• Total Generation (GWh) 2,994 2,984 8,677 8,227

• Forced Outage Rate 3.8% 15.8% 7.6% 13.5%

• Capacity Factor 71.8% 71.7% 70.1% 66.5%

• Equivalent Availability 92.7% 81.7% 86.8% 75.5%

• Load Factor 77.5% 87.7% 80.8% 88.1%

All-in Average Realized Prices1,3

$54.69 $57.55 $55.96 $59.48

$32.63 $35.00

$33.23 $33.91

$21.46 $24.92 $22.05 $24.48

Q3 09 Q3 10 YTD 09 YTD 10

Average realized gross margin ($/MWh)2 Average realized fuel cost ($/MWh)3

1,884 MW – Three base-load units Utilizes Northern Appalachian (NAPP) coal Coal largely sourced locally and delivered by truck

1	Includes the price of energy, capacity, ancillary services, etc.
2	Average realized gross margin is equal to all-in average realized price less average fuel and emission costs.
3	See Other Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix.

October 29, 2010 7 EDISON INTERNATIONAL®

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EMG Hedge Program Status

September 30, 2010

	Remainder of 2010	2011	2012	2013
Midwest Generation[1]				
Total estimated GWh hedged (NI & AEP/Dayton Hubs)[3]	5,341	13,318	2,746	—
Average price ($/MWh)[3]	$41.94	$37.66	$37.29	$—
Coal under contract (millions of tons)	5.4	15.6	9.8	—
Homer City				
Total estimated GWh hedged (West Hub)[2,3]	1,536	3,475	1,182	—
Average price ($/MWh)[2,3]	$65.21	$51.05	$51.81	$—
Coal under contract (millions of tons)	1.4	4.4	1.9	0.5

1 As of September 30, 2010, EMMT had entered into 0.6 billion cubic feet of natural gas futures contracts (equivalent to approximately 102 GWh of energy only contracts using a ratio of 6 MMBtu to 1 MWh) for the Midwest Generation plants to economically hedge energy price risks during 2010 at an equivalent average price of approximately $38.40/MWh.

2 The average price/MWh includes 25 to 84 MW for periods ranging from October 1, 2010 to May 31, 2012 at Homer City sold in conjunction with load requirements services contracts.

3 In October 2010, offsetting positions were entered into to reduce the hedge position of EME's merchant operations. Midwest Generation's reduction in hedge positions is 2,448 GWhs with an average price of $37.12/MWh and Homer City's reduction in hedge positions is 2,244 GWhs with an average price of $47.30/MWh.

October 29, 2010 8 EDISON INTERNATIONAL®

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EMG Wind Energy Business

Portfolio & Development Pipeline[1]

- 24 projects in service (1,185 MW)
- 5 projects under construction (630 MW)
- 1 project in construction pending (55 MW)
- 24 projects in development pipeline (3,700 MW)

Wind Turbine Commitments/Inventory[1]

- 75 MW available for new projects at September 30, 2010

Recent Activities

- July 2010, completed $140 million non-recourse financing for Laredo Ridge
- September 2010, purchased and began construction of Community Wind North (30 MW, MN)
- September 2010, Pinnacle project (55 MW, WV) moved to construction pending
- Settled Mitsubishi wind turbine dispute

Estimated Capital Expenditures to Complete Wind Projects at September 30, 2010 ($ millions)[1]

	MW	Prior Spend	Investment to Complete	Total
Projects under construction/pending construction	685	$1,165	$429	$1,594
Turbine commitments/inventory[2]	75	27	82	109
Total	**760**	**$1,192**	**$511**	**$1,703**

1 Data as of September 30, 2010 adjusted for impact of MHI settlement dispute. Projects reflect EMG ownership share. Development pipeline includes projects owned or under exclusive agreements.

2 Amounts exclude balance of plant costs for 75 MW available for new projects, which would be an additional $50 million to $90 million based on typical project costs.

October 29, 2010 9 EDISON INTERNATIONAL®

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Funding for 2010-11 Wind Investments

($ millions)


$1,125
$84
$242
$456
$511
$939
$507
$432
Bank/Vendor
$253 million received to date
$254 million available
U.S. Treasury Grants
$92 million received in April 2010
$340 million anticipated in 2011[3]
12/31/09 Estimated Spend
New Projects[4]
Mitsubishi Turbines[1]
YTD Spend[5]
2010-2011 Remaining Spend[2] (at 9/30/10)
Sources

1 EME's turbine supply agreement with Mitsubishi Power Systems Americas, Inc. was adjusted for the impact of the settlement agreement.
2 Excludes balance of plant costs for 75 MW available for new projects, which would be an additional $50 million to $90 million based on typical project costs. Data as of September 30, 2010 adjusted for impact of MHI settlement dispute.
3 Estimate based on estimated construction costs and anticipated commercial operation dates. Grants anticipated are reduced by the Laredo Ridge bridge loan where repayment is due when grant funds are received.
4 In Q3 10, Community Wind North and Pinnacle projects were moved to construction and construction pending.
5 Including accruals.

October 29, 2010 10 EDISON INTERNATIONAL®

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2010 Earnings Guidance

	Prior 2010 Earnings Guidance as of 8/5/10			Updated 2010 Earnings Guidance as of 10/29/10		
	Low	Mid	High	Low	Mid	High
EIX core earnings per share[1]	**$3.15**	**$3.30**	**$3.45**	**$3.45**	**$3.53**	**$3.60**
Non-core items						
SCE – tax impact of health care legislation		(0.12)			(0.12)	
Tax settlement		0.43			0.54	
EMG – discontinued operations		0.02			0.01	
Total non-core items		0.33			0.43	
EIX basic earnings per share	**$3.48**	**$3.63**	**$3.78**	**$3.88**	**$3.96**	**$4.03**
Midpoint of core guidance by key business element						
SCE		$2.80			$3.00	
EMG		0.62			0.62	
EIX parent company and other[1]		(0.12)			(0.09)	
Total		**$3.30**			**$3.53**	

Assumptions

Southern California Edison

- Average rate base $16.2 billion
- Approved capital structure
  - 48% equity, 11.5% ROE
- Potential energy efficiency earnings of $0.05 per share included

Edison Mission Group

- Forward hedge position and prices as of September 30, 2010
- EMMT pre-tax trading margin $110-$130 million

Other

- Normal operating and weather conditions
- No changes in GAAP accounting
- Excludes future discontinued operations and other non-core items

1 See Use of Non-GAAP Financial Measures in Appendix. Expected 2010 impact of participating securities is $(0.01) per share and is included in EIX parent company and other.

October 29, 2010 11 EDISON INTERNATIONAL®

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Appendix

October 29, 2010 12 EDISON INTERNATIONAL®

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Updates Since Our Last Presentation

• Q3 10 results and standard information

• EMG Hedge Program Status (p. 8)

• EMG Wind Energy Business (pp. 9 & 10)

• 2010 Earnings Guidance (p. 11)

• Global Tax Settlement (p. 16)

• Liquidity Profile (p. 17)

• Debt Maturity Profiles (p. 18)

• SCE Regulatory Key Events (p. 35)

• EMG Capital Expenditures (p. 38)

• EMG environmental compliance program (pp. 41-43)

October 29, 2010 13 EDISON INTERNATIONAL®

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Delivering Superior and Sustained Value

Edison International

A diversified and flexible platform best positions EIX in an industry undergoing unprecedented change Leverage regulated and competitive businesses Positioned for long-term earnings and dividend growth

Southern California Edison

Balance electric reliability, rates and public policy needs to assure long-term sustainable growth Focus on grid reliability and transmission investments Establish foundation for technology investments Decoupled regulatory model mitigates demand and fuel cost risks

Edison Mission Group

Achieve durable coal fleet environmental solutions Effectively manage merchant coal margins Develop wind projects for existing turbine commitments Emphasize liquidity management

Our key operating principles emphasize financial discipline, superior execution and innovative solutions to the challenges of today and tomorrow

October 29, 2010 14 EDISON INTERNATIONAL®

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Financing Strategies for 2010-2012

Southern California Edison

Authorized capital structure

48% equity at 11.5% ROE

43% long-term debt

9% preferred stock

Periodic debt and preferred capital market transactions

Retain cash from operations to support balanced capital structure

Edison Mission Group

Current wind construction program funded by non-recourse project debt and U.S. Treasury cash grants Balance of capital program funded by operating cash flow and existing liquidity No financial support from or distributions to Edison International

Dividend Policy

Target payout ratio is 45-55% of SCE earnings Modest annual increases (subject to Board approval)

Depending upon dividends from SCE, EIX may utilize borrowings under its credit facility to fund dividends and holding company costs

October 29, 2010 15 EDISON INTERNATIONAL®

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Global Tax Settlement

September 30, 2010 ($ millions)

EIX

Edison parent co. EIX

SCE Capital & other consolidated1

Income Statement2

Overall tax settlement impacts $401 $(572) $92 $(79)

Cash3

Net proceeds from termination $— $1,385 $— $1,385

of cross-border leases

Taxes settled 1,170 (1,538) (94) (462)

Estimated future net tax

(payments)/receipts4 (500) (130) 146 (484)

Cash flow expected over time $670 $(283) $52 $439

1	Includes all other Edison International consolidated subsidiaries.

2 Includes Q3 10 non-core impact of $42 million for SCE and $(4) million for Edison Capital from revised California interest computation.

3 See the “EIX: Liquidity & Capital Resources – Intercompany Tax-Allocation Agreement” section of the 2009 EIX 10-K for additional information concerning the overall tax settlement with the Internal Revenue Service.

4 Comprised primarily of payments for the 2003-2009 Federal audit settlement and tax on California global settlement refund received.

October 29, 2010 16 EDISON INTERNATIONAL®

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Liquidity Profile

September 30, 2010 ($ millions)

EMG

EME Edison EIX

& Capital parent co.

Sources SCE Subs & other1 & other

Credit Facility $2,894 $1,100 $ $1,426

Credit Facility (availability)2 $2,883 $960 $ $1,426

Cash & short-term investments 861 1,097 21 34

Available Liquidity $3,744 $2,057 $21 $1,460

1	Edison Capital & other includes Mission Energy Holding Company and other EMG subsidiaries.

2 Excludes the unused and/or unfunded commitments of subsidiaries of Lehman Brothers Holdings of $36 million for EMG. In June 2009, SCE and EIX amended their credit facilities to remove a subsidiary of Lehman Brothers Holding as a lender.

October 29, 2010 17 EDISON INTERNATIONAL®

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Debt Maturity Profiles

September 30, 2010 ($ millions)

Debt Profile 2010 2011 2012 2013

Short- and Long-Term Debt Maturities

SCE $— $— $— $—

EMG1 19 192 49 555

EIX — — — —

Expiration of Credit Facilities

SCE2 $— $— $— $2,894

EME — — 600 —

MWG — — 500 —

EIX2 — — — 1,426

1 Cedro Hill construction loan $78 million and Laredo Ridge construction loan $20 million, included in 2011 convert to long-term financing subject to meeting specific provisions.

2	$98 million of SCE commitments and $47 million of the EIX commitments mature in 2012.

October 29, 2010 18 EDISON INTERNATIONAL®

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SCE Appendix

October 29, 2010 19 EDISON INTERNATIONAL®

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SCE Highlights

One of the nation’s largest electric utilities

Over 13 million residents in service territory

4.9 million customer accounts

50,000 square-mile service area

Over 110,000 miles of distribution and transmission lines

8-11% five-year average annual rate base growth driven by $18 billion—$21.5 billion capital program

System reliability investments

Smart grid technology

California Renewable Portfolio Standard

October 29, 2010 20 EDISON INTERNATIONAL®

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SCE Constructive Environment

Element

Forward-looking rate-making

Multi-year cost-of-capital mechanism

Decoupling of regulated revenues from sales

Reliable electric system

Advance approval of annual procurement plans

Procurement trigger mechanism

FERC transmission incentives

Benefits to Customers and Investors

Three-year process allows planning of capex and operating costs

Through 2012, return-on-common equity tied to trigger mechanism based on Moody’s Baa Utility Bond Index; current rate is 11.5% Allows utility to promote energy conservation; stabilizes revenues during economic cycles

State regulatory actions supportive of reliable electric system; significant infrastructure replacement program

Upfront prudency review of utility procurement plan

Pre-established mechanism to adjust procurement rates should costs rise or fall significantly

Return on common equity adders, construction work in progress in rate base and abandoned plant treatment (if needed)

Regulatory framework supports growth and reliability needs

October 29, 2010 21 EDISON INTERNATIONAL®

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SCE Capital Investment Forecast

($ billions)

$4.6

$4.4

$4.0 $4.3 $4.2

$2.9

2009 2010 2011 2012 2013 2014

Forecast By Classification

$ %

Solar Photovoltaic 1.0 4

Edison SmartConnect™ 1.1 5

Generation 3.0 14

Transmission 5.5 26

Distribution 10.9 51

Total 21.5 100

By Proceeding %

2009 CPUC Rate Case 22

Total 2012 CPUC Rate Case 41

$21.5 Other CPUC 11

$18.0 FERC Rate Cases 26

Total 100

Forecast $4.0 $4.4 $4.6 $4.3 $4.2 Range1 $3.3 $3.7 $3.9 $3.6 $3.5

1 Forecast includes 2009 CPUC GRC & FERC Decisions and currently forecasted 2010-2014 FERC and 2012-2014 CPUC capital spending, subject to timely receipt of permitting, licensing and regulatory approvals. Forecast range reflects a 16.5% potential variability to annual investment levels related to execution risk, scope change, delays, regulatory constraints and other contingencies.

October 29, 2010 22 EDISON INTERNATIONAL®

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SCE Rate Base Forecast

($ billions)

$25.2

$23.0

$20.8

$18.1

$16.2

$14.8

2009 2010 2011 2012 2013 2014

5-Yr CAGR2

Forecast $14.8 $16.2 $18.1 $20.8 $23.0 $25.2 11% Range1 $15.8 $17.2 $19.0 $20.5 $22.2 8%

1 Forecast includes: (1) 2009 CPUC GRC & FERC Decisions; (2) forecasted 2010-2014 FERC and 2012-2014 CPUC rate base, subject to timely receipt of permitting, licensing and regulatory approvals; (3) FERC construction work in progress forecast; (4) estimated impact of accelerated depreciation of the Economic Stimulus Act of 2009; and (5) CPUC approved solar rooftop program. Rate Base forecast range reflects capital spending forecast range from SCE Capital Investment Forecast. Update to forecast expected after SCE 2012 GRC application filing. Does not include impact of recently enacted bonus depreciation.

2	Rate Base related earnings per share growth rate may vary depending on the level of financing and other activities.

October 29, 2010 23 EDISON INTERNATIONAL®

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SCE Transmission Investment Program


San Joaquin
Cross Valley Loop
Rector
Highwind
Windhub
Whirlwind
Antelope
Santa Clarita
Vincent
Pardee
Ivanpah
Eldorado
Mira Loma
Devers
Valley
Los Angeles
Alberhill
Colorado River
San Diego
DCR 500kV
Alberhill
Eldorado Ivanpah
Existing Substation
Tehachapi Segments 1-3 500kV
Tehachapi Segments 4-11 500kV
San Joaquin Cross Valley Loop

Project Name	Phase	In-Service	2010-2014 ($ millions)[1]
Tehachapi Segment 3-11[2]	Complete/Construction	2009-2015	$1,742
Devers-Colorado River Project	Licensing	2013	658
Eldorado-Ivanpah	Licensing	2013	469
San Joaquin Cross Valley Loop	Engineering/Construction	2014	128
Alberhill	Licensing	2014	171
Other Projects[3]	Various	Various	2,375
Grand Total			**$5,543**

Transmission investment needed to strengthen system reliability and increase access to renewable energy

1 FERC jurisdictional assets only. Subject to timely receipt of permitting, licensing and regulatory approvals.
2 A portion of Segment 3 was ready for service in 2009. The remainder is under construction and will be placed in service under a phased approach from 2011 through 2013.
3 Includes new transmission projects to connect renewable generation and projects related to reliability, load growth, infrastructure replacement and grid monitoring and control.

October 29, 2010 24 EDISON INTERNATIONAL®

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SCE Distribution Investment Program

Distribution investments required to meet customer growth, load growth, infrastructure needs, information technology and related general plant Demonstrated operational capability to execute infrastructure replacement programs Slower economy, resulting in less customer growth, allows for increased infrastructure replacement investment Smart Grid technology to provide increasing investment options

2010—2014

Investment in Distribution Assets $10.9 Billion

Other2

Load Growth General Plant1

New Service Connections

Infrastructure Replacement

1	Includes information technology, facilities/buildings, corporate center, etc.
2	Includes underground conversions, customer requests/relocations, claims, etc.

October 29, 2010 25 EDISON INTERNATIONAL®

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SCE SONGS Steam Generator Replacement

Total approved investment of $630 million

$270 million remaining investment in 2010 and 2011 Unit 2 generators installed in December 2009, on-line April 2010 Unit 3 installation planned for Q4 2010

2009 2010 2011

Q4 Q1 Q2 Q3 Q4 Q1

Unit 2 Steam Generator Unit 3 Steam Generator

Replacement and refueling Replacement

outage

October 29, 2010 26 EDISON INTERNATIONAL®

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SCE Solar Photovoltaic Program

SCE authorized to build 250 MW and contract for 250 MW1

1-2 MW average project – primarily on commercial rooftops

SCE-owned

Master Supply Agreements in place for all major components Projected 19 MW of SCE-owned solar installed and 25 MW in construction by year-end 2010 MOU w/ ProLogis in place for 50 MW Remaining ground mount sites in final negotiation

Contracted

Annual Request for Offers (RFO) to procure 250 MW, under 20-year contracts

Executed 36 solar PV contracts for 60 MW (DC) in July 2010

Online dates for majority of contracts anticipated in 2011 and 2012

Next RFO anticipated in the first half of 2011

SCE Construction

SCE Pilot Sites started on 6 rooftops

completed and 1 ground site SCE to construct approximately 50 MW each year

2009 2010 2011 2012 2013 2014

CPUC approval 60 MW awarded Various IPP sites in future construction

June 2009 to IPPs July 2010

1 CPUC decision received June 2009 authorized SCE to construct up to 250 MW for a cost of $1 billion, and ordered SCE to procure up to 250 MW from independent solar producers.

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SCE SmartConnect™ Program

- Five million electric meters to be replaced with "smart" meters from 2009 through 2012
- Total approved project: $1.6 billion ($1.25 billion capital)
- Implementation expected to:
  - Provide all residential and small commercial customers access to energy use and cost information and new dynamic rate options
  - Promote energy efficiency benefits, potentially reducing as much as 1,000 MW of peak demand
  - Avoid GHG emissions up to 365,000 metric tons per year
  - Provide capability to integrate smart appliances and devices within the home



2008	2009	2010	2011	2012
August 2008 program approved by CPUC	September 2009 deployment launch	1.6 million meters installed program-to-date, remote service switch for customer move in/move out, dynamic rate options	Enhanced information and services on SCE.com website, enhanced outage information	100% meter deployment, remote service switch enhancements, load control, smart thermostat programs, and Home Area Network (HAN) capabilities

October 29, 2010 28 EDISON INTERNATIONAL®

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California Renewable Policy

• Governor Schwarzenegger’s executive order advances renewable energy goals from 20% to 33%

• California Air Resources Board (CARB) actions

Final regulation approved September 2010

Targets: 20% in 2013; 24% in 2016; 28% in 2018; 33% in 2020

• Policy debates in other forums (e.g., CPUC, state legislature) center around

Use of out-of-state resources

Compliance flexibility around targets

Cost impacts for customers

Applicability to Municipal utilities and other retail electricity providers

SCE is taking a proactive approach towards environmental stewardship policy formulation

October 29, 2010 29 EDISON INTERNATIONAL®

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SCE Renewable Portfolio

SCE 2010 20% Renewable Energy Goal

Contracts are in place to meet 20% of customers’ energy requirement with renewable resources, but a portion of energy delivery may be delayed in 2010 due to transmission constraints. SCE expects to meet the 2010 goal with flexible compliance that allows banking of previous energy surplus and earmarking of future renewable energy deliveries.

Renewable Resources

(billion kWh)

Small Hydro 4% Solar 6% Biomass 7%

Wind 26%

Geothermal 57%

28.2

88% Increase

15.0

10% Increase

13.6

2009

2010 20% RPS

(forecast)

2020 Potential 33% RPS

(forecast)

SCE Renewable Resource % of Total Delivered Portfolio 17% 19+%

October 29, 2010 30 EDISON INTERNATIONAL®

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SCE Cost of Capital Mechanism


Moody's Baa Utility Index – 12-month moving average and spot rate through 10/22/10[1]
Spot rate[1]
Average for measurement period
Rate (%)
10
9
8
7
6
5
4
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10

- In 2008, CPUC approved multi-year cost of capital mechanism through 2010 with authorized return on equity (ROE) at 11.5%
  - In 2009, the CPUC extended the mechanism through 2012
- Cost of Capital mechanism allows for indexed changes in SCE's authorized ROE
  - Triggers based on 12-month average of Moody's Baa utility bond index, measured in September of each year
  - If index exceeds a 1% deadband from starting index value of 6.26%, ROE changes by half the difference
- As of September 2010, index averaged 6.05%
  - At September 2010, index did not exceed 7.26% and was not below 5.26% to trigger a ROE change
  - SCE's authorized ROE for 2011 will continue at 11.5%

1 Spot rate is daily yield on Moody's Baa Utility Bond Index and the Measurement Period Average is the average of the monthly yields on the index beginning with the first month of the measurement period.

October 29, 2010 31 EDISON INTERNATIONAL®

Leading the Way in Electricity SM

SCE Rates and Bills Comparison

2008 Average Residential Rates1 (¢/kWh)

15.0

11.6

30% Higher

U.S. Average SCE

Key Factors

• SCE’s residential rates are above national average due, in part, to cleaner fuel mix

Costs for renewables are higher than high carbon sources

• However, average monthly residential bills are lower than national average, with high rate levels offset by significantly lower average customer usage

Residential usage is 30% lower than national average, due to a combination of factors including relatively mild climate and higher efficiency building standards

2008 Average Residential Bills1 ($ per Month)

100

90

9%

Lower

U.S. Average SCE

1	EIA’s 2008 Electric Sales, Revenue, and Average Price Data.

October 29, 2010 32 EDISON INTERNATIONAL®

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SCE 2012 CPUC General Rate Case

Notice of Intent submitted July 19, 2010

GRC sets base revenue requirement for 2012-2014

Primarily covers SCE’s generation and distribution functions

Includes Solar Photovoltaic (PV) program beginning in 2012 and SmartConnect™ beginning in 2013

Excludes fuel and purchased power costs

Excludes cost of capital (separate proceeding) and FERC jurisdictional transmission 2012 revenue requirement request of $6.3 billion

$903 million increase or 7.9% increase over present rate revenues

Post test year1 requested increase of $305 million in 2013, followed by an additional increase of $542 million in 2014 2012-2014 revenue requirement increase driven by

System reliability — critical need for sustained infrastructure replacement program

System expansion to accommodate load growth

O&M expense primarily for capital-related projects, information technology, insurance and pension.

1	Attrition adjustment.

October 29, 2010 33 EDISON INTERNATIONAL®

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SCE 2012 CPUC GRC Projected Schedule

2012 GRC application forecast to be filed in late November 2010 Final Decision expected in December 2011

2010 2011

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

July 19 GRC July 16-August 2 Final

Notice of Application Opening and Decision

Intent Filed Reply Briefs

June 1-16 ALJ Proposed

Evidentiary Decision

Hearings

October 29, 2010 34 EDISON INTERNATIONAL®

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SCE Regulatory Key Events

Case Date of Next

Number Filing Status Milestone

September 2009, FERC accepted SCE’s proposed Hearings begin

2010 FERC Rate Case ER09-1534 07/31/09 2010 base transmission rates and made them effective March 1, 2010, subject to refund. December 1, 2010 ALJ order is expected in April 2011.

Tehachapi Transmission A. 07-06-031 06/28/07 October 2010, Federal Record of Decision obtained from U.S. Forest Service. Special Use Permit expected from the U. S. Forest Service in December 2010.

DCR Transmission A. 05-04-015 04/11/05 August 2010, SCE obtained final approval from the CPUC to commence construction. Federal Record of Decision expected from the Bureau of Land Management in Q4 2010.

Eldorado-Ivanpah Transmission A. 09-05-027 05/28/09 September 2010, SCE submitted Reply Briefs to the CPUC. Final EIR/EIS is expected from the CPUC in Q4 2010.

Alberhill A. 09-09-022 09/30/09 Permit to Construct (PTC) filed in September 2009 and converted to a CPCN filing in March 2010. Draft EIR is expected from the CPUC in Q4 2010.

San Joaquin Cross A. 08-05-039 05/30/08 July 2010, the CPUC issued a Certificate of Public N/A

Valley Loop Convenience and Necessity (CPCN).

October 29, 2010 35 EDISON INTERNATIONAL®

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EMG Appendix

October 29, 2010 36 EDISON INTERNATIONAL®

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EMG Business Platform

October 15, 2010

Operating Platform1 MW %

Coal 7,395 74

Natural Gas 1,269 13

Wind 1,185 12

Other 153 1

Total 10,002 100

Wind Development Pipeline MW

Pipeline2 ~3,700

Under Construction and Pending 685

Thermal Pipeline

Natural Gas3 479

145

141

1,884 145 67 53 5,471 305 40 19 964

190 114

311

1 Natural gas includes oil-fired; other includes Doga in Turkey (144 MW) and Huntington biomass (9 MW) which are not shown.

2	Owned or under exclusive agreement.

3 Deliveries under the power sales agreement are expected to commence in 2013. Construction will be unable to begin until the legal challenges to the Priority Reserve emission credits are resolved or another source of credits for the project is identified.

October 29, 2010 37 EDISON INTERNATIONAL®

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EMG Capital Expenditures

September 30, 2010
($ millions)

	2009	2010[5]	2011	2012
Midwest Generation				
Plant capital expenditures	$54	$76	$38	$22
Environmental expenditures[1]	24	50	151	132
Homer City				
Plant capital expenditures	19	21	18	25
Environmental expenditures[2]	7	—	—	—
Renewable Projects				
Capital & construction[3]	171	673	212	—
Turbine commitments[4]	265	—	82	—
Other capital expenditures	8	21	18	19
Total	**$548**	**$841**	**$519**	**$198**

1 Environmental expenditures include primarily expenditures related to selective non-catalytic reduction (SNCR) equipment and $174 million for expenditures during the remainder of 2010 to 2012 to begin to retrofit initial units using dry scrubbing with sodium-based sorbents to comply with the CPS requirements for SO_2 emissions. Midwest Generation could elect to shut down units instead of installing controls to be in compliance with the CPS, and, therefore, decisions about any particular combination of retrofits and shutdowns it may ultimately employ to comply remain subject to conditions applicable at the time decisions are required or made.

2 Excludes amounts that may become required under environmental regulations for future operations.

3 Amounts include an unconsolidated project in which construction expenditures will be substantially funded by EME. Amounts also include projects under construction where project financing has been secured. The available balance under secured financing arrangements was $254 million as of September 30, 2010.

4 Amounts exclude balance of project costs for the 75 MW available for new projects, which EME estimates to be an additional $50 million to $90 million based on typical project costs. Turbine commitment figures include the impact of the October 8, 2010 Mitsubishi settlement agreement.

5 Includes actual expenditures, accruals and estimated remaining for 2010.

October 29, 2010 38 EDISON INTERNATIONAL®

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EMG Capacity Sales

September 30, 2010

	Installed Capacity MW	Unsold Capacity[1] MW	Capacity Sold[2] MW	RPM Capacity Sold in Base Residual Auction MW	RPM Capacity Sold in Base Residual Auction Price per MW-day[1]	Other Capacity Sales, Net of Purchases[3] MW	Other Capacity Sales, Net of Purchases[3] Average Price per MW-day	Aggregate Average Price per MW-day
Oct 1, 2010 to May 31, 2011								
Midwest Generation	5,477	(548)	4,929	4,929	$174.29	—	—	$174.29
Homer City	1,884	(261)	1,623	1,813	$174.29	(190)	$53.95	$188.38
June 1, 2011 to May 31, 2012								
Midwest Generation	5,477	(495)	4,982	4,582	$110.00	400	$85.00	$107.99
Homer City	1,884	(113)	1,771	1,771	$110.00	—	—	$110.00
June 1, 2012 to May 31, 2013								
Midwest Generation	5,477	(773)	4,704	4,704	$16.46	—	—	$16.46
Homer City	1,884	(232)	1,652	1,736	$133.37	(84)	16.46	$139.31
June 1, 2013 to May 31, 2014								
Midwest Generation	5,477	(827)	4,650	4,650	$27.73	—	—	$27.73
Homer City	1,884	(104)	1,780	1,780	$226.15	—	—	$221.03[4]

1 Capacity not sold arises from: (1) capacity retained to meet forced outages under the RPM auction guidelines, and (2) capacity that PJM does not purchase at the clearing price resulting from the RPM auction.
2 Excludes 25 to 84 MW of capacity for periods ranging from October 1, 2010 to May 31, 2012 at Homer City sold in conjunction with load requirements services contracts.
3 Other capacity sales and purchases, net includes contracts executed in advance of the RPM base residual auction to hedge the price risk related to such auction, participation in RPM incremental auctions, and other capacity transactions entered into to manage capacity risks.
4 Includes the impact of a 100 MW capacity swap transaction executed prior to the base residual auction at $135 MW-day.

October 29, 2010 39 EDISON INTERNATIONAL®

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EMG Debt Covenant Status

Status at

12/31/09 3/31/10 6/30/10 9/30/10

EME Credit Facility

Funds Flow Available for Interest Ratio 1.72 1.99 1.72 1.71

Covenant threshold (not less than) 1.20 1.20 1.20 1.20

Corporate-Debt-to-Capital Ratio 0.54 0.53 0.53 0.52

Covenant threshold (not more than) 0.75 0.75 0.75 0.75

Midwest Generation Credit Facility

Debt to Capitalization Ratio 0.18 0.16 0.16 0.15

Covenant threshold (less than or equal to) 0.60 0.60 0.60 0.60

Homer City Lease Agreement

Senior Rent Service Coverage Ratio 2.96 3.10 2.53 2.81

Covenant Threshold (greater than) 1.70 1.70 1.70 1.70

October 29, 2010 40 EDISON INTERNATIONAL®

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EMG – Illinois Compliance Agreement Timeline

Compliance Deadlines and Estimated Construction Timelines1

Completed 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019

ACI ($45 million) Waukegan 7 Will County 3

0.008 or 90% reduction

Mercury

Compliance deadlines and rates (lb/GWh) Construction timelines

NOx

Compliance deadlines and rates (lb/mmbtu) Construction timelines

SO2

Compliance deadlines and rates (lb/mmbtu)

Construction timelines

(Cost included in SO2 spend)

0.11

$158 million

Waukegan 7 Crawford 7,

0.44 Waukegan 8 Joliet,

0.41 Fisk Powerton,

0.28 0.195 Crawford 8 Will

0.15 County

0.13

0.11

Up to $1.2 billion

NOx SO2 Mercury

Unit-specific technology requirements

Fleet-wide average emission rate requirements Capital spending period

1 Simplified summary of key compliance deadlines and estimated construction timelines. Unit-specific deadlines as of December 31 of the calendar year shown. SO2 unit-specific deadlines apply to Unit 19 at Fisk, Units 7 and 8 at Waukegan, Units 7 and 8 at Crawford, Units 7 and 8 at Joliet, Units 5 and 6 at Powerton and Units 3 and 4 at Will County.

October 29, 2010 41 EDISON INTERNATIONAL®

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MWG Environmental Compliance Scenario

Pollutant	Regulations	Technology	Cost Profile[1]
Mercury	Illinois CPS, Future EPA Maximum Available Control Technology (MACT)	Activate Carbon Injection & Particulate Removal Upgrades	Additional cost included in SO_2 scope
NO_X	Illinois CPS, EPA Clean Air Transport Rule (CATR)	Selective Non-Catalytic Reduction	$158 million 2010-2011
SO_2	Illinois CPS, EPA CATR	Dry Sorbent-Injection using Sodium-Carbonate & Particulate Removal Upgrades	Up to $1.2 billion 2010-2018
Hazardous Air Pollutant (HAP) Acid Gases	Future EPA MACT	Dry Sorbent-Injection using Sodium-Carbonate & Particulate Removal Upgrades	Additional cost included in SO_2 scope

1 Includes costs related to final regulations. The impact of future regulations may increase estimated costs.

October 29, 2010 42 EDISON INTERNATIONAL®

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HC Environmental Compliance Scenario

Pollutant Regulations Technology Cost Profile

Mercury Future EPA MACT Wet Limestone or NID Flue Gas Desulphurization Dependent on future EPA rules

NO X EPA CATR, Future Pennsylvania State Implementation Plan (SIP) Selective Catalytic Reduction

SO 2 EPA CATR, Pennsylvania SIP Wet Limestone or NID Flue Gas Desulphurization

Hazardous Air Pollutant (HAP) Acid Gases Future EPA MACT Wet Limestone or NID Flue Gas Desulphurization

October 29, 2010 43 EDISON INTERNATIONAL®

Leading the Way in Electricity SM

Edison Mission Marketing & Trading (EMMT)

Markets energy and capacity of merchant generation fleet Manages gross margin by hedging power-related risks such as forward electricity prices

Typically a rolling 12 to 24 month hedging program

Target approximately 50% of gross margin at risk for prompt year with lesser percentages hedged in out years depending on market conditions Proprietary trading in markets where it is active in merchant generation

Primarily transmission-related transactions

Largely in eastern markets

Controls on types and sizes of exposures

VaR; CFaR; stress and scenario testing; volumetric, duration, and credit limits

EMMT Trading Revenue ($ millions, pre-tax)

$195 $164 $143 $130 $105

$49

2005 2006 2007 2008 2009 YTD 2010

October 29, 2010 44 EDISON INTERNATIONAL®

Leading the Way in Electricity ℠

EMG Comparative Operating Statistics

	Q3 09	Q3 10	Fav./(Unfav.) Variance	%	YTD 09	YTD 10	Fav./(Unfav.) Variance	%
Midwest Generation								
Generation (in GWh)								
Energy only contracts	8,272	8,449			20,389	22,091		
Load requirement services contracts	—	—			1,333	—		
Total	8,272	8,449	177	2%	21,722	22,091	369	2%
Performance								
Equivalent availability	90.1%	91.7%	1.6%		83.8%	79.4%	-4.4%	
Forced outage rate	5.3%	5.4%	-0.1%		6.0%	6.9%	-0.9%	
Pricing Information								
Average realized energy price ($/MWh)								
Energy only contracts	$38.74	$42.09	$3.35	9%	$42.11	$40.99	$(1.12)	-3%
Load requirement services contracts	$—	$—	$—	0%	$62.52	$—	$(62.52)	-100%
Average cost of fuel ($/MWh)	$19.57	$18.08	$1.49	8%	$18.82	$17.41	$1.41	7%
Flat energy price – NI Hub ($/MWh)	$25.68	$38.17	$12.49	49%	$28.62	$35.02	$6.40	22%
Homer City								
Generation (in GWh)	2,994	2,984	(10)	0%	8,677	8,227	(450)	-5%
Performance								
Equivalent availability	92.7%	81.7%	-11.0%		86.8%	75.5%	-11.3%	
Forced outage rate	3.8%	15.8%	-12.0%		7.6%	13.5%	-5.9%	
Pricing Information								
Average realized energy price ($/MWh)	$44.83	$48.04	$3.21	7%	$49.06	$49.01	$(0.05)	0%
Average cost of fuel ($/MWh)	$21.46	$24.92	$(3.46)	-16%	$22.05	$24.48	$(2.43)	-11%
Flat energy price – PJM West Hub ($/MWh)	$33.17	$52.18	$19.01	57%	$38.65	$46.65	$8.00	21%
Flat energy price – HC Busbar ($/MWh)	$29.45	$42.82	$13.37	45%	$35.16	$39.80	$4.64	13%
Flat energy price – basis (PJM West Hub – HC Busbar)	$3.72	$9.36	$5.64		$3.49	$6.85	$3.36	

October 29, 2010 45 EDISON INTERNATIONAL®

Leading the Way in Electricity SM

Our Shareholder Value Proposition

• Dual platform operating across the full spectrum of the electricity industry

• Southern California Edison

Among the best domestic electric utility growth platforms

Supportive regulatory framework

Leadership in renewable energy, energy efficiency, electric vehicles and smart grid development

• Edison Mission Group

See real equity value in the portfolio

Working coal fleet environmental compliance issues

Current wind construction program is self-funding

• Commitment to long-term shareholder value creation

• Incentive compensation and stock ownership guidelines consistent with shareholder interests

• Edison people committed to excellence in safety and customer service

October 29, 2010 46 EDISON INTERNATIONAL®

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EMG – Adjusted EBITDA

September 30, 2010 ($ millions)

Reconciliation to Earnings1 Q3 09 Q3 10 YTD 09 YTD 10

Earnings $60 $110 $(450) $214

Addback (Deduct):

Discontinued operations — 4 5 (4)

Income from continuing operations 60 114 (445) 210

Interest expense 81 65 232 198

Interest income (3) (2) (15) (9)

Income taxes 7 63 (263) (22)

Depreciation and amortization 63 62 176 182

EBITDA2 208 302 (315) 559

Production tax credits 10 12 40 45

Addback:

Gain on sale of assets — 1 — 7

Lease termination & other — — 886 —

Adjusted EBITDA $218 $315 $611 $611

1	Earnings refer to net income attributable to Edison Mission Group.
2	See Use of Non-GAAP Financial Measures in Appendix for additional information on EBITDA and Adjusted EBITDA.

October 29, 2010 47 EDISON INTERNATIONAL®

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Earnings Non-GAAP Reconciliations

($ millions)

Reconciliation of EIX Core Earnings to EIX GAAP Earnings

Earnings

Attributable to Edison International Q3 09 Q3 10 YTD 09 YTD 10

Core Earnings1

SCE $300 $352 $707 $802

EMG 61 120 179 158

EIX parent company and other (3) 5 (16) (10)

EIX Core Earnings 358 477 870 950

Non-core items

SCE – tax settlement — 42 300 95

health care legislation — — — (39)

regulatory items 46 — 46 —

EMG – tax settlement2 — (6) (624) 52

EIX – tax settlement — 1 50 28

EMG – discontinued operations (1) (4) (5) 4

Total non-core items 45 33 (233) 140

EIX GAAP Earnings $403 $510 $637 $1,090

1	See Use of Non-GAAP Financial Measures in Appendix.
2	Includes termination of Edison Capital’s cross-border leases.

October 29, 2010 48 EDISON INTERNATIONAL®

Leading the Way in Electricity℠

SCE Results of Operations (Third Quarter)

($ millions)

	Three Months Ended Sept 30, 2009			Three Months Ended Sept 30, 2010		
	Utility Earning Activities	Utility Cost-Recovery Activities	Total Consolidated	Utility Earning Activities	Utility Cost-Recovery Activities	Total Consolidated
Operating Revenue	$1,494	$1,575	$3,069	$1,601	$1,497	$3,098
Fuel and purchased power	—	1,209	1,209	—	1,218	1,218
Operation and maintenance	506	296	802	541	262	803
Depreciation, decommissioning and amortization	288	14	302	300	16	316
Property and other taxes	60	—	60	64	1	65
Total operating expenses	854	1,519	2,373	905	1,497	2,402
Operating income	640	56	696	696	—	696
Net interest expense and other	(45)	—	(45)	(84)	—	(84)
Income before income taxes	595	56	651	612	—	612
Income tax expense	236	—	236	205	—	205
Net income	359	56	415	407	—	407
Net income attributable to noncontrolling interest	—	56	56	—	—	—
Dividends on preferred and preference stock not subject to mandatory redemption	13	—	13	13	—	13
Net income available for common stock	$346	$—	$346	$394	$—	$394
Core Earnings			$300			$352
Non-Core Earnings[1]:						
Global settlement			—			42
Regulatory items			46			—
Total SCE GAAP Earnings			$346			$394

1 See Use of Non-GAAP Financial Measures in Appendix.

October 29, 2010 49 EDISON INTERNATIONAL®

Leading the Way in Electricity℠

SCE Results of Operations (Year-To-Date)

($ millions)

	Nine Months Ended Sept 30, 2009			Nine Months Ended Sept 30, 2010		
	Utility Earning Activities	Utility Cost-Recovery Activities	Total Consolidated	Utility Earning Activities	Utility Cost-Recovery Activities	Total Consolidated
Operating Revenue	$3,951	$3,580	$7,531	$4,175	$3,329	$7,504
Fuel and purchased power	—	2,688	2,688	—	2,612	2,612
Operation and maintenance	1,464	758	2,222	1,598	674	2,272
Depreciation, decommissioning and amortization	836	41	877	905	40	945
Property and other taxes	187	—	187	193	2	195
Gain on sale of assets	—	(1)	(1)	—	(1)	(1)
Total operating expenses	2,487	3,486	5,973	2,696	3,327	6,023
Operating income	1,464	94	1,558	1,479	2	1,481
Net interest expense and other	(214)	(4)	(218)	(244)	(2)	(246)
Income before income taxes	1,250	90	1,340	1,235	—	1,235
Income tax expense	159	—	159	338	—	338
Net income	1,091	90	1,181	897	—	897
Net income attributable to noncontrolling interest	—	90	90	—	—	—
Dividends on preferred and preference stock not subject to mandatory redemption	38	—	38	39	—	39
Net income available for common stock	$1,053	$—	$1,053	$858	$—	$858
Core Earnings			$707			$802
Non-Core Earnings[1]:						
Global settlement			300			95
Tax impact of health care legislation			—			(39)
Regulatory items			46			—
Total SCE GAAP Earnings			$1,053			$858

1 See Use of Non-GAAP Financial Measures in Appendix.

October 29, 2010 50 EDISON INTERNATIONAL®

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EMG Adjusted Operating Income

($ millions)

Midwest Generation plants Homer City facilities Renewable energy projects Energy trading Big 4 projects Sunrise Doga March Point Westside projects Leveraged lease income Lease termination and other Other projects Other operating income (expense)

Corporate administrative and general Corporate depreciation and amortization Adjusted Operating Income/(Loss)

Three Months Ended Sept 30, Nine Months Ended Sept 30, 2009 2010 2009 2010

$69 $150 $257 $198

52 48 135 85

— 8 37 37

13 27 40 105

27 33 44 49

30 27 31 30

— — 8 15

4 — 7 17 (1) — 2 1

1 2 13 4

1 — (888) (3) (1) — 3 6

7 (3) (3) 1 202 292 (314) 545 (44) (37) (128) (111) (4) (5) (10) (13) $154 $250 $(452) $421

Reconciliation of EMG Adjusted Operating Income (AOI) or loss (AOL) to Operating Income1

AOI (AOL) $154 $250 $(452) $421 Less: Equity in earnings of unconsolidated affiliates 63 61 78 100 Dividend income from projects 1 — 11 18 Production tax credits 10 12 40 45 Other income (expense), net (2) — (4) 1 Net loss attributable to noncontrolling interests 2 — 2 —Operating income $80 $177 $(579) $257

1 See Use of Non-GAAP Financial Measures in Appendix.

October 29, 2010 51 EDISON INTERNATIONAL®

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EMG Other Non-GAAP Reconciliations

($ millions)

Reconciliation of Midwest Generation and Homer City Operating Revenues and Fuel Costs to All-in Average Realized Price/MWh and Average Realized Fuel Cost/MWh

	Midwest Generation				Homer City			
	Q3 09	Q3 10	YTD 09	YTD 10	Q3 09	Q3 10	YTD 09	YTD 10
Generation (GWh)	8,272	8,449	21,722	22,091	2,994	2,984	8,677	8,227
Operating revenues	$372	$444	$1,096	$1,104	$170	$173	$496	$477
Less: Unrealized (gains) losses	(2)	16	(22)	12	(6)	(1)	(11)	13
Other revenues	(1)	(25)	(2)	(27)	—	—	1	(1)
Realized revenues	$369	$435	$1,072	$1,089	$164	$172	$486	$489
All-in average realized price/MWh	$44.61	$51.44	$49.32	$49.30	$54.69	$57.55	$55.96	$59.48
Fuel costs	$164	$151	$397	$390	$65	$74	$192	$201
Add back: Unrealized gains (losses)	(2)	2	12	(5)	—	—	—	—
Realized fuel costs	$162	$153	$409	$385	$65	$74	$192	$201
Average realized fuel cost/MWh	$19.57	$18.08	$18.82	$17.41	$21.46	$24.92	$22.05	$24.48

Reconciliation of Midwest Generation and Homer City Operating Revenues to Segment Revenues and Fuel Costs

	Q3 09	Q3 10	YTD 09	YTD 10
Operating revenues				
Midwest Generation	$372	$444	$1,096	$1,104
Homer City	170	173	496	477
Renewable projects	26	29	101	93
Other revenues	25	45	69	161
Segment revenues as reported	$593	$691	$1,762	$1,835
Fuel Costs				
Midwest Generation	$164	$151	$397	$390
Homer City	65	74	192	201
Other revenues	(1)	3	(2)	11
Segment revenues as reported	$228	$228	$587	$602

October 29, 2010 52 EDISON INTERNATIONAL®

Leading the Way in Electricity SM

Use of Non-GAAP Financial Measures

Edison International’s earnings are prepared in accordance with generally accepted accounting principles used in the United States and represent the company’s earnings as reported to the Securities and Exchange Commission. Our management uses core earnings and EPS by principal operating subsidiary internally for financial planning and for analysis of performance. We also use core earnings and EPS by principal operating subsidiary when communicating with analysts and investors regarding our earnings results and outlook, to facilitate the company’s performance from period to period.

Core earnings is a Non-GAAP financial measure and may not be comparable to those of other companies. Core earnings and core earnings per share are defined as GAAP earnings and basic earnings per share excluding income or loss from discontinued operations and income or loss from significant discrete items that management does not consider representative of ongoing earnings. GAAP earnings refer to net income attributable to Edison International common shareholders or attributable to the common shareholders of each subsidiary. EPS by principal operating subsidiary is based on the principal operating subsidiaries’ net income attributable to the common shareholders of each subsidiary, respectively, and Edison International’s weighted average outstanding common shares. The impact of participating securities (vested stock options that earn dividend equivalents that may participate in undistributed earnings with common stock) for each principal operating subsidiary is not material to each principal operating subsidiary’s EPS and is therefore reflected in the results of the Edison International holding company, which we refer to as EIX parent company and other.

EBITDA is defined as earnings before interest, income taxes, depreciation and amortization. Adjusted EBITDA includes production tax credits from EMG’s wind projects and excludes amounts from gain on the sale of assets, loss on early extinguishment of debt and leases, and impairment of assets and investments. Our management uses Adjusted EBITDA as an important financial measure for evaluating EMG.

The average realized energy price and average realized fuel cost is a non-GAAP performance measure since such statistical measures exclude unrealized gains or losses recorded as operating revenues and unrealized gains or losses recorded as fuel expenses. Management believes that the average realized energy price and average realized fuel cost is more meaningful for investors as it reflects the impact of hedge contracts at the time of actual generation in period-over-period comparisons or as compared to real-time market prices.

A reconciliation of Non-GAAP information to GAAP information, including the impact of participating securities, is included either on the slide where the information appears or on another slide referenced in this presentation.

October 29, 2010 53 EDISON INTERNATIONAL®